UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 10, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  0-19649               58-1654960
(State or Other         (Commission           (IRS Employer
Jurisdiction of          File Number)      Identification No.)
Incorporation)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of Principal Executive Offices)     (Zip Code)

(813) 283-7000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

____ Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

SECTION 7		REGULATION FD

Item 7.01.  	REGULATION FD DISCLOSURE.

On September 10, 2004, the Registrant issued a news release entitled "Gators Leading Seminoles in the Checkers(R) Challenge - Over $14,000 in scholarship money already raised", a copy of which is attached hereto as Exhibit 99.1.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01		FINANCIAL STATEMENTS AND EXHIBITS, (c) EXHIBITS

99.1 		Press Release, dated September 10, 2004


SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  September 10, 2004


Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Lisa Tristano
		MARC Public Relations
		412-562-1189

Gators Leading Seminoles in the Checkers(R) Challenge
- Over $14,000 in scholarship money already raised

TAMPA, FL - September 10, 2004 - As the Official
Burger sponsor of the Gators and Seminoles, Checkers Drive-In Restaurants, Inc. (NASDAQ: CHKR), the nation's largest double drive-thru chain, is challenging fans to purchase a Gator Combo or Seminole Combo to see which university can raise the most money for their respective athletic scholarships funds. Since the promotion began, proceeds donated total $7,680 for the University of Florida and $6,870 for Florida State University.

"We are very excited about the Florida/Florida
State Challenge as it stretches our relationship with the universities far beyond traditional sports sponsorships to the support of educational programs and athletic scholarships at both universities," said Richard S. Turer, Vice President of Marketing at Checkers Drive-In Restaurants, Inc. "The
Gators/Seminoles rivalry continues on and off the field with alumni, students and fans competing in the challenge to see which university can raise the most money. We are pleased with our results to date."

Participating Checkers restaurants in the State of Florida will donate a portion of the proceeds of each Gator Combo, Seminole Combo or large Coke(R) purchased to the schools' athletic scholarship funds during football season. Most Checkers locations in Florida began offering the Gator and Seminole Combos mid-August. Combos include a half-pound Double Champ(R) with cheese, large fries and a large Coke in the fan's choice of Gator or Seminole collectible cup.

Checkers has made a multi-year commitment to each university. In addition to the Florida/Florida State
Challenge, Checkers corporate headquarters has pledged an annual contribution of $25,000 each to the University of Florida Food Science and Human Nutrition Department and the Florida State University Dedman School of
Hospitality to be used toward scholarships as well as other educational and internship programs.

Checkers is supporting the promotion with customized television spots that play on the nostalgia of the classic electronic football game, which have already received rave reviews.

Checkers restaurants in Miami, Ft. Lauderdale and
West Palm Beach, Florida are promoting Checkers'
Official Burger status of the Miami Dolphins(R) by offering Dolphins Combos.

Checkers Drive-In Restaurants, Inc. (www.checkers.com) is the largest double drive-thru restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service "double drive- thru" restaurants.

Except for historical information, this announcement contains "forward-looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of
1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements. Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.